Exhibit 10.15

                         Form of Subscription Agreement


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                                U.S. BRIDGE CORP.
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THE SECURITIES  OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS OF TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BE APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                           Maximum Offering: $450,000

     This offering consists of $450,000 of Convertible Debentures of U.S. Bridge Corp. and Warrants to purchase up to 100,000 shares of the Company's Common Stock


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                             SUBSCRIPTION AGREEMENT

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
                             SUBSCRIPTION PROCEDURES


     Convertible Debentures of U.S. Bridge Corp. (the "Company") are being offered in an aggregate amount not to exceed $450,000. In addition to the Debentures, the investors shall receive a warrant (the "Warrant" or "Warrants") to purchase 10,000 shares of the Company's Common Stock per $90,000 of Debentures purchased, pro rata. The Debentures and Warrants will be transferable to the extent that any such transfer is permitted by law. This offering is being made in accordance with the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Act") and Rule 506 of Regulation D promulgated under the Act (the "Regulation D Offering").

     The Investor Questionnaire is designed to enable the Investor to demonstrate the minimum legal requirements under federal and state securities laws to purchase the Debentures and Warrants. The Signature Page for the Investor Questionnaire and the Subscription Agreement contain representations relating to the subscription.

     Also included is an Internal Revenue Service Form W-9: "Request for Taxpayer Identification Number and Certification" for U.S. citizens or residents of the U.S. for U.S. federal income tax purposes only. (Foreign investors should consult their tax advisors regarding the need to complete Internal Revenue Service Form W-9 and any other forms that may be required).

     If you are a foreign person or foreign entity, you may be subject to a withholding tax equal to 30% of any dividends paid by the Company. In order to eliminate or reduce such withholding tax you may submit a properly executed I.R.S. Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) or I.R.S. Form 1001 (Ownership Exemption or Reduced Trade Certificate), claiming exemption from withholding or eligibility for treaty benefits in the form of a lower rate of withholding tax on interest or dividends.

     Payment must be made by wire transfer as provided below: Immediately available funds should be sent via wire transfer to the escrow account stated below and the completed subscription documents should be forwarded to the Escrow Agent. Your subscription funds will be deposited into a non-interest bearing escrow account of Joseph B. LaRocco, Esq., Escrow Agent, at First Union Bank of Connecticut, Stamford, Connecticut. In the event of a termination of the Regulation D Offering or the rejection o this subscription, all subscription funds will be returned without interest. The wire instructions are as follows:

        First Union Bank of Connecticut
        Executive Office
        300 Main Street, P. O. Box 700
        Stamford, CT  06904-0700

        ABA #:          021101108
        Swift #:        FUNBUS33
        Account #:      20000-2072298-4
        Acct.Name:      Joseph B. LaRocco, Esq.  Trustee Account

                             SUBSCRIPTION AGREEMENT

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS OF TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BE APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

To:     U.S. BRIDGE CORP.

     This Subscription Agreement is made between U.S. BRIDGE CORP. ("Company" or "Seller") a Delaware corporation, and the undersigned prospective purchaser ("Purchaser") who is subscribing hereby for the Company's Convertible Debentures (the "Debentures"). In addition to the Debentures, the investors shall receive a warrant (the "Warrant" or "Warrants") to purchase 10,000 shares of the Company's Common Stock per $90,000 of Debentures purchased, pro rata. The Debentures and Warrants being offered will be separately transferable, to the extent that any such transfer is permitted by law. The conversion terms of the Debentures are set forth in Section 4. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement dated ___________, 199_, together with any Exhibits thereto, relating to an offering (the "Offering") of up to $450,000 of Debentures. This Offering is comprised of an offering of the Debentures to accredited investors (the "Regulation D Offering") in accordance with the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and Rule 506 of Regulation D promulgated under the Act ("Regulation D").

1.      SUBSCRIPTION.

     (a) The undersigned hereby irrevocably subscribes for and agrees to purchase $________ of the Company's Debentures and a Warrant to purchase _______ shares of the Company's Common Stock. The Debentures shall pay a 8% cumulative interest payable annually, in cash or in freely trading Common Stock of the Company, at the Company's option, at the time of each conversion. If paid in Common Stock, the number of shares of the Company's Common Stock to be received shall be determined by dividing the dollar amount of the dividend by the then applicable Market Price, as of the interest payment date. "Market Price" shall mean the lesser of (a) 100% of the average of the 5-day closing bid prices, as reported by Bloomberg, LP for the five trading days immediately preceding the "Closing Date", as defined below, or (b) 75% of the average of the 5-day closing bid prices, as reported by Bloomberg, LP for the five trading days immediately preceding the "Conversion Date", as defined below in Section 4(b) hereof. If the interest is to be paid in cash, the Company shall make such payment within 5 business days of the date of each "Conversion Date" as that term is defined in
Section 4(b). If the interest is to be paid in Common Stock, said Common Stock shall be delivered to the Purchaser, or per Purchaser's instructions, within 5 business days of the Conversion Date. The Debentures are subject to automatic conversion at the end of two years from the date of issuance at which time all Debentures outstandin will be automatically converted based upon the formula set forth in Section 4(c). The closing shall be deemed to have occurred on the date the funds are received by the Company (the "Closing Date").

     (b) Upon receipt by the Company of the requisite payment for the Debentures being purchased the Debentures so purchased will be forwarded by the Escrow Agent, Joseph B. LaRocco, to the Purchaser and the name of such Purchaser will be registered on the Debenture transfer books of the Company as the record owner of such Debentures. The Escrow Agent shall not be liable for any action taken or omitted by him in good faith and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct. The Escrow Agent has made no representations or warranties in connection with this transaction and has not been involved in the negotiation of the terms of this Agreement or any matters relative thereto. Seller and

Purchaser each agree to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement. The Escrow Agent is not rendering securities advice to anyone with respect to this proposed transaction; nor is the Escrow Agent opining on the compliance of the proposed transaction under applicable securities law.

2.      REPRESENTATIONS AND WARRANTIES.

     The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

     (a) The undersigned has been furnished with, and has carefully read the applicable form of Debenture included herein as Exhibit A and the form of Registration Rights Agreement annexed hereto as Exhibit B (the "Registration Rights Agreement"), and is familiar with and understands the terms of the Offering. With respect to tax and other economic considerations involved in his investment, the undersigned is not relying on the Company. The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and financial advisors the suitability of an investment in the Company, by purchasing the Debentures, for the undersigned's particular tax and financial situation and has determined that the investment being made by the undersigned is a suitable investment for the undersigned.

     (b) The undersigned acknowledges that all documents, records, and books pertaining to this investment which the undersigned has requested including Form 10-K for the fiscal year ended December 31, 1996 and Form 10-QSB for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997 (the "Disclosure Documents") have been made available for inspection by the undersigned, or the undersigned has had access thereto.

     (c) The undersigned has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the undersigned.

     (d) The undersigned will not sell or otherwise transfer the Debentures or Warrants without registration under the Act or applicable state securities laws or an exemption therefrom. The Debentures and Warrants have not been registered under the Act or under the securities laws of any states. The Common Stock underlying the Debentures and Warrants is to be registered by the Company pursuant to the terms of the Registration Rights Agreement attached hereto as Exhibit B and incorporated herein and made a part hereof. Without limiting the right to convert the Debentures and Warrants and sell the Common Stock pursuant to the Registration Rights Agreement, the undersigned represents that the undersigned is purchasing the Debentures and Warrants for the undersigned's own account, for investment and not with a view to resale or distribution except in compliance with the Act. The undersigned has not offered or sold any portion of the Debentures or Warrants being acquired nor does the undersigned have any present intention of dividing the Debentures or Warrants with others or of selling, distributing or otherwise disposing of any portion of the Debentures or Warrants either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Act. Except as provided in the Registration Rights Agreement, the Company has no obligation to register the Common Stock issuable upon conversion of th Debentures and exercise of the Warrants

     (e) The undersigned recognizes that an investment in the Debentures involves substantial risks, including loss of the entire amount of such investment. Further, the undersigned has carefully read and considered the schedule entitled Pending Litigation matters attached hereto as Exhibit C.

     (f) Legends (i) The undersigned acknowledges that each certificate representing the Debentures and Warrants unless registered pursuant to the Registration Rights Agreement, shall be stamped or otherwise imprinted with a legend substantially in the following form:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) IF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

     NOTWITHSTANDING THE FOREGOING, THE COMMON STOCK INTO WHICH THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE CONVERTIBLE ARE ALSO SUBJECT TO THE REGISTRATION RIGHTS SET FORTH IN EACH OF THAT CERTAIN SUBSCRIPTION AGREEMENT AND REGISTRATION RIGHTS AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND THE COMPANY, A COPY OF EACH IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.

     (ii) The Common Stock issued upon conversion shall contain the following legend:

     THE SECURITIES REPRESENTED HEREBY HAVE BEEN INCLUDED IN THE COMPANY'S REGISTRATION STATEMENT INITIALLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON __________, 1998, AND MAY BE SOLD IN ACCORDANCE WITH THE COMPANY'S PROSPECTUS DATED ___________, 1998, WHICH FORMS A PART OF SUCH REGISTRATION
STATEMENT, OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

     (g) If this Subscription Agreement is executed and delivered on behalf of a corporation, (i) such corporation has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other instruments (including, without limitation, the Registration Rights Agreement) executed and delivered by or on behalf of such corporation in connection with the purchase of the Debentures and (b) to purchase and hold the Debentures: (ii) the signature of the party signing on behalf of such corporation is binding upon such corporation; and (iii) such corporation has not been formed for the specific purpose of acquiring the Debentures, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D and has submitted information substantiating such individual qualification.

     (h) The undersigned shall indemnify and hold harmless the Company and each stockholder, executive, employee, representative, affiliate, officer, director, agent (including Counsel) or control person of the Company, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatemen of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's subscription for and purchase of the Debentures or the undersigned's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in this Subscription Agreement, the Questionnaire or any other document submitted by the undersigned, against losses, liabilities and expenses for which the Company, or any stockholder, executive, employee, representative, affiliate, officer, director, agent (including Counsel) or control person of the Company has not otherwise been reimbursed (including attorneys' fees and disbursements, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company, or such officer, director stockholder, executive, employee, agent (including Counsel), representative, affiliate or control person in connection with such action, suit or proceeding.

     (i) The undersigned is not subscribing for the Debentures or Warrants as a result of, or pursuant to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

     (j) The undersigned or the undersigned's representatives, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering to evaluate the merits and risks of an investment in the Debentures and Warrants and to make an informed investment decision with respect thereto.

     (k) The Purchaser is purchasing the Debentures for its own account for investment, and not with a view toward the resale or distribution thereof. Purchaser is neither an underwriter of, nor a dealer in, the Debentures or the Common Stock issuable upon conversion thereof and is not participating in the distribution or resale of the Debentures or the Common Stock issuable upon conversion thereof.

     (l) The Company will be responsible for the payment of $7,500 to Joseph B. LaRocco for escrow services and a 10% fee to VenGua Capital Markets as a placement fee, all of which fees may be deducted from escrow on the Closing Date.

     (m) (i) Neither the Purchaser nor any person or entity for whom the Purchaser is acting as fiduciary is a U.S. person. A U.S. person means any one of the following:

     (1) any natural person resident in the United States of America;

     (2) any partnership or corporation organized or incorporated under the laws of the United States;

     (3) any estate of which any executor or administrator is a U.S. person;

     (4) any trust of which any trustee is a U.S. person;

     (5) any agency or branch of a foreign entity located in the United States;

     (6) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

     (7) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the Untied States; and

     (8) any partnership or corporation if:

     (A) organized or incorporated  under the laws of any foreign  jurisdiction;
and

     (B) formed by a U.S. person, principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

     (ii) At the time the buy order was originated, Purchaser was outside the United States and is outside the United States as of the date of the execution and delivery of this Agreement. No offer to purchase the Debentures and Warrants by Purchaser was made to a person in the United States.

     (iii) Purchaser is purchasing the Debentures and Warrants for its own account or for the account of beneficiaries for whom the Purchaser has full investment discretion with respect to the Debentures and Warrants and whom the Purchaser has full authority to bind so that each such beneficiary is bound hereby as if such beneficiary were a direct purchaser hereunder and all representations, warranties and agreements herein were made directly by such beneficiary. Purchaser is not purchasing the Debentures and Warrants on behalf of any U.S. person and the sale has not been prearranged with a purchaser in the United States.

     (iv) Purchaser represents and warrants and hereby agrees that all offers and sales of the Debentures and Warrants by it or by persons acting on its behalf shall only be made (A) in compliance with the safe harbor contained in Regulation S; (B) pursuant to registration of Debentures and Warrants under the Securities Act; or (C) pursuant to an exemption from registration.

     (v) Purchaser understands and acknowledges that the Debentures and Warrants have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. persons or for the account or benefit of a U.S. person (other than distributors as defined in Regulation S) unless the Debentures are registered under the Securities Act or an exemption from the registration requirements is available.

     (vi) Purchaser acknowledges that the purchase of the Debentures and Warrants involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Debentures and Warrants, including the total loss of its investment. Purchaser acknowledges that it has obtained the advice of competent legal counsel in its domicile jurisdiction that Purchaser is qualified under the laws of its domicile to purchase the Debentures and Warrants offered hereunder and that the offer and sale of said Debentures and Warrants will not violate the laws of its domicile jurisdiction.

     (vii) Purchaser understands that the Debentures and Warrants are being offered and sold to it in reliance on the rules promulgated under Regulation S and that the Issuer is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such rules and the legality of Purchaser to acquire the Debentures and Warrants. (viii) The Purchaser is purchasing the Debentures and Warrants for its own account for investment, and not with a view toward the resale or distribution thereof. Purchaser is neither an underwriter of, nor a dealer in, the Debentures and Warrants or the Common Stock issuable upon conversion thereof and is not participating in the distribution or resale of the Debentures and Warrants or the Common Stock issuable upon conversion or exercise thereof.

     (ix) In evaluating its investment, Purchaser has consulted with its own investment and/or legal and/or tax advisors.

     (x) Purchaser understands that in the view of the SEC the statutory basis for the exemption claimed for this transaction would not be present if the offering of Debentures and Warrants, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provision of the Securities Act. Purchaser is acquiring the Debentures and Warrants for investment purposes and has no present intention to sell the Debentures and Warrants in the United States, to a U.S. person o for the account or benefit of a U.S. person.

     (xi) Purchaser represents and warrants that neither it nor any of its affiliates will directly or indirectly maintain any short position in Debentures, Common Stock or any other securities of the Issuer so long as any of the Debentures have not been converted into Common Stock;

     (xii) Purchaser represents and warrants that it is an "accredited investor" as that term is defined in Regulation D.

     (xiii) The undersigned is not subscribing for the Debentures and Warrants as a result of, or pursuant to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

     (xiv) The undersigned or the undersigned's representatives, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering to evaluate the merits and risks of an investment in the Debentures and Warrants and to make an informed investment decision with respect thereto.

     If Purchaser is purchasing the Debentures and Warrants subscribed for hereby in representative or fiduciary capacity, the representations and warranties in this Agreement shall be deemed to have been made on behalf of the person or persons for whom Purchaser is so purchasing.

     The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance by the Issuer of Purchaser's subscription, and shall survive thereafter. If Purchaser has knowledge, prior to the acceptance of this Agreement by the Issuer, that any such representations and warranties shall not be true and accurate in any respect, the Purchaser, prior to such acceptance, will give written notice of such fact to the Issuer specifying which representations and warranties are not true and accurate and the reasons therefor.

     3. SELLER REPRESENTATIONS.

     (a) Concerning the Securities. The issuance, sale and delivery of the Debentures and Warrants have been duly authorized by all required corporate action on the part of Seller, and when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued and enforceable in accordance with their terms, subject to the laws of bankruptcy and creditors' rights generally. At least 1,000,000 shares of Common Stock issuable upon conversion of all the Debentures and Warrants issued pursuant to this offering have been duly and validly reserved for issuance and, upon issuance shall be duly and validly issued, fully paid, and non-assessable (the "Reserved Shares"). From time to time, the Company shall keep such additional shares of Common Stock reserved so as to allow for the conversion of all the Debentures and exercise of all the Warrants issued pursuant to this offering.

     Prior to conversion of all the Debentures, if at anytime the conversion of all the Debentures and Warrants outstanding would result in an insufficient number of authorized shares of Common Stock being available to cover all the conversions, then in such event, the Company will move to call and hold a shareholder's meeting within 60 days of such event for the sole purpose of authorizing additional shares of Common Stock to facilitate the conversions. In such an event, the Company shall recommend to all shareholders to vote their shares in favor of increasing the authorized number of shares of Common Stock . Seller represents and warrants that under no circumstances will it deny or prevent Purchaser's right to convert the Debentures and Warrants as permitted under the terms of this Subscription Agreement or the Registration Rights Agreement. Nothing in this Section shall limit the obligation of the Company to make the payments set forth in Section 4(h).

     (b) Authority to Enter Agreement. This Agreement has been duly authorized, validly executed and delivered on behalf of Seller and is a valid and binding agreement in accordance with its terms, subject to general principals of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

     (c) Non-contravention. The execution and delivery of this Agreement and the consummation of the issuance of the Debentures and Warrants, and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Seller of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of Seller, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Seller is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule, or regulation of the United States or any State thereof or any applicable decree, judgment, or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over Seller or any of its properties or assets.

     (d) Company Compliance. The Company represents and warrants that the Company and its subsidiaries are: (i) in full compliance, to the extent applicable, with all reporting obligations under either Section 13(a) or 15(d) of the Securities Exchange Act of 1934; (ii) not in violation of any term or provision of its Certificate of Incorporation or by-laws; (iii) not in default in the performance or observance of any obligation, agreement or condition contained in any bond, debenture note or any other evidence of indebtedness or in any mortgage, deed of trust, indenture or other instrument or agreement to which they are a party, either singly or jointly, by which it or any of its property is bound or subject except at set forth in Exhibit C. Furthermore, the Company is not aware of any other facts, which it has not disclosed which could have a material adverse effect on the business, condition, (financial or otherwise), operations, earnings, performance, properties or prospects of the Company and its subsidiaries taken as a whole.

     (e) Pending Litigation. Except as otherwise disclosed in Exhibit C, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental body now pending or, to the knowledge of the Company, threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries is or may be bound or subject, (ii) no law, statute, rule, regulation, order or ordinance that has been enacted, adopted or issued by any Governmental Body or that, to the knowledge of the Company, has been proposed by any Governmental Body adversely affecting the Company or any of its subsidiaries, (iii) no injunction, restraining order or order of any nature by a federal, state or foreign court or Governmental Body of competent jurisdiction to which the Company or any of its subsidiaries is subject issued that, in the case of clauses (i), (ii) and (iii) above, (x) is reasonably likely, singly or in the aggregate, to result in a material adverse effect on the business, condition, (financial or otherwise), operations, earnings, performance, properties or prospects of the Company, and its subsidiaries taken as a whole or
(y) would interfere with or adversely affect the issuance of the Debentures and Warrants or would be reasonably likely to render this Subscription Agreement or the Debentures and Warrants, or any portion thereof, invalid or unenforceable.

     (f) Issuance of the Debentures. No action has been taken and no law, statute, rule, regulation, order or ordinance has been enacted, adopted or issued by any Governmental Body that prevents the issuance of the Debentures and Warrants or the Common Stock issuable upon conversion or exercise thereof; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Debentures and Warrants or the Common Stock issuable upon conversion or exercise thereof or suspends the sale of the Debentures and Warrants or the Common Stock issuable upon conversion thereof in any jurisdiction; and no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting, the Company, any of its subsidiaries or, to the best knowledge of the Company, before any court or arbitrator or any Governmental Body that, if adversely determined, would prohibit, materially interfere with or adversely affect the issuance or marketability of the Debentures or the Common Stock issuable upon conversion or exercise thereof or render the Subscription Agreement or the Debentures and Warrants, or any portion thereof, invalid or unenforceable.

     (g) The Company shall indemnify and hold harmless the Purchaser and each stockholder, executive, employee, representative, affiliate, officer, director or control person of the Purchaser, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the Company to the Purchaser or omitted or alleged to have been omitted by the Company, concerning the Purchaser or the Purchaser's subscription for and purchase of the Debentures and Warrants or the Purchaser 's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in this Subscription Agreement, the Questionnaire or any other document submitted by the Company, against losses, liabilities and expenses for which the Purchaser, or any stockholder, executive, employee, representative, affiliate, officer, director or control person of the Purchaser has not otherwise been reimbursed (including attorneys' fees and disbursements, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Purchaser, or such officer, director, stockholder, executive, employee, representative, affiliate or control person in connection with such action, suit or proceeding.

     (h) No Change. Other than filings required by the Blue Sky or federal securities law, no consent, approval or authorization of or designation, declaration or filing with any governmental or other regulatory authority on the part of the Company is required in connection with the valid execution, delivery and performance of this Agreement. Any required qualification or notification under applicable federal securities laws and state Blue Sky laws of the offer, sale and issuance of the Debentures and Warrants, has been obtained on or before the date hereof or will have been obtained within the allowable period thereafter, and a copy thereof will be forwarded to Counsel for the Purchaser.

     (i) True Statements. Neither this Agreement nor any of the "Disclosure Documents", as hereinafter defined, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading in the light of the circumstances under which such statements are made. There exists no fact or circumstances which, to the knowledge of the Company, materially and adversely affects the business, properties or assets, or conditions, financial or otherwise, of the Company, which has not been set forth in this Subscription Agreement or disclosed in such documents.

     (j) The Purchaser has been advised that the Company has not retained any independent professionals to review or comment on this Offering or otherwise protect the interests of the Purchaser. Although the Company has retained its own counsel, neither such counsel nor any other firm, including Joseph B. LaRocco, Esq., has acted on behalf of the Purchaser, and the Purchaser should not rely on the Company's legal counsel or Joseph B. LaRocco, Esq. with respect to any matters herein described.

     (k) There has never been represented, guaranteed, or warranted to the undersigned by any broker, the Company, its officers, directors or agents, or employees or any other person, expressly or by implication (i) the percentage of profits and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of the Company's operations; and (ii) that the past performance or experience on the part of the management of the Company, or of any other person, will in any way result in the overall profitable operations of the Company.

     (l) Prior Shares Issued Under Regulation S or Regulation D. Since January 1, 1997, the Company raised $ 0 in Regulation S offerings for which $ 0 remains outstanding. Since January 1, 1997, the Company raised $ 0 in Regulation D offerings for which $ 0 remains outstanding.

     (m) Current Authorized Shares. As of January 15, 1998, there were 50,000,000 authorized shares of Common Stock of which approximately 7,500,000 shares of Common Stock were issued and outstanding.

     (n) Disclosure Documents. The Disclosure Documents are all the documents (other than preliminary materials) that the Company has been required to file with the SEC from December 31, 1996, to the date hereof. As of their respective dates, none of the Disclosure Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and no material event has occurred since the Company's filing on Form 10-K for the year ended December 31, 1996, which could make any of the disclosures contained therein misleading. The financial statements of the Company included in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, only to normal recurring year-end audit adjustments) the consolidated financial position of the Company and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and changes in financial position for the periods then ended.

     (o) Information Supplied. The information supplied by the Company to Purchaser in connection with the offering of the Debentures and Warrants does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements, in the light of the circumstances in which they were made, not misleading. There exists no fact or circumstances which, to the knowledge of the Company, materially and adversely affects the business, properties, assets, or conditions, financial or otherwise, of the Company, which has not been set forth in this Agreement or disclosed in such documents.

     (p) Delivery Instructions. On the Closing Date the Debentures being purchased hereunder shall be delivered to Joseph B. LaRocco, Esq. as Escrow Agent, who will simultaneously wire to the Company the funds being held in escrow, less the escrow fee and placement fee, at which time the Escrow Agent shall then have the Debentures and Warrants delivered to the Purchaser, per the Purchaser's instructions.

     (q) Non-contravention. The execution and delivery of this Agreement by the Company, the issuance of the Debentures and Warrants, and the consummation by the Company of the other transactions contemplated by this Agreement, and the Debentures and Warrants do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the (i) certificate of incorporation or by-laws of the Company, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, (iii) any material existing applicable law, rule, or regulation or any applicable decree, judgment, or (iv) order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein.

     (r) No Default. Except as set forth in the Company's report on form 10-K for the year ending December 31, 1996, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound, and neither the execution of, nor the delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement or the Debentures, other than the conversion provision thereof, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, (i) any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound,
(ii) any statute applicable to the Company or its property, (iii) the Certificate of Incorporation or By-Laws of the Company, (iv) any decree , judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, or (v) the Company's listing agreement for its Common Stock.

     (s) Use of Proceeds. The Company represents that the net proceeds of this offering will be used for working capital.

     (t) Lock-up and Right of First Refusal. The Company agrees not to pursue a transaction of the nature already contemplated hereby with any other person or entity unless and until the Purchaser(s) have been informed that good faith negotiations with the Company have been terminated. During the one hundred and eighty (180) day period following the Closing Date, the Company will not conduct, without the prior written consent of each Purchaser in this offering, any Regulation S or Regulation D financing and/or equity private placement with common stock registration/public sale rights within twelve (12) months of the Closing Date. Thereafter, for the next three hundred and sixty (360) days, the Purchaser will have a pro-rata right of first refusal with all other Purchasers in this offering with respect to any equity financing.

     (u) Reporting Company Status. Seller is a "Reporting Issuer" as defined by Rule 902 of Regulation S. Seller has registered its Common Stock, $0.01 par value per share (the "Common Stock"), pursuant to the Securities Exchange Act of 1933, as amended (the "Exchange Act"), and the Common Stock is listed and trades on the Electronic Bulletin Board. Seller has filed all material required to be filed pursuant to all reporting obligations under Section 15(d) of the Exchange Ac for a period of at least twelve (12) months immediately preceding the offer or sale of the Securities (or for such shorter period that Seller has been required to file such material).

     (v) Offshore Transaction. Seller has not offered the Debentures or Warrants to any person in the United States or to any U.S. person or for the account or benefit of any U.S. person. At the time the buy order was originated, Issuer and/or its agent reasonably believed that Purchaser was outside of the United States and was not a U.S. Person. Issuer and/or its agent reasonably believe that the transaction has not been prearranged with a Purchaser in the United States.

     (w) No Directed Selling Efforts. In regard to this transaction, Seller has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has Seller conducted any general solicitation relating to the offer and sale of Debentures or Warrants to U.S. persons residing within the United States or elsewhere.

     4. TERMS OF CONVERSION.


     (a) Debentures. Upon the Company's receipt of a facsimile or original of Purchaser's signed Notice of Conversion and the original Debenture to be converted in whole or in part, the Company shall instruct its transfer agent to issue one or more Certificates representing that number of shares of Common Stock into which the Debenture is convertible in accordance with the provisions regarding conversion set forth in Exhibit D hereto. The Seller's transfer agent or attorney shall act as Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Debenture.

     (b) Conversion Procedures. The face amount of the Debentures, plus accrued interest, may be converted anytime sixty (60) days after the Closing Date The date on which the Notice of Conversion is effective ("Conversion Date") shall be deemed to be the date on which the Purchaser has delivered to the Company a facsimile or original of the signed Notice of Conversion, as long as the original Debentures to be converted are received by the Company or its designated attorney within 5 business days thereafter.

     (c) Issuance of Common Stock. Upon the conversion of any Debentures and upon receipt by the Company or its attorney of a facsimile or original of Purchaser's signed Notice of Conversion (see Exhibit D) Seller shall instruct Seller's transfer agent to issue Stock Certificates with restrictive legends as set forth in this Agreement in the name of Purchaser (or its nominee) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upo such conversion, as applicable. Seller warrants that no instructions, other than these instructions, have been given or will be given to the transfer agent and that the Common Stock shall otherwise be freely transferable on the books and records of Seller.

     (d) Conversion Rate. Purchaser is entitled to convert the entire face amount of the Debentures, plus accrued interest at the lesser of (a) 100% of the 5-day average closing bid price, as reported by Bloomberg, LP for the 5 trading days immediately preceding the applicable Closing Date or (b) 75% of the 5-day average closing bid price, as reported by Bloomberg, LP for the 5 trading days immediately preceding the applicable Conversion Date (the "Conversion Price"). If the Registration Statement, covering the shares of Common Stock to be issued upon conversion of the Debentures, has not been declared effective within 90 days following the Closing Date then the 100% referred to in (a) of this paragraph shall be decreased to 97.5% and the 75% referred to in (b) of this paragraph shall be increased to 72.5%, per 30 day period or portion thereof pro rata, until the Registration Statement has been declared effective or; alternatively, if the Registration Statement has not been declared effective within said 90-day period, then at the Purchaser's sole option, which option must be exercised by written notice to the Company, the Debentures shall convert to having been issued pursuant to Regulation S for qualifying Purchasers, with immediate availability to convert the Debentures. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up or down, as the case may be, to the nearest whole share.

     The Debentures are subject to a mandatory, 24 month conversion feature at the end of which all Debentures outstanding will be automatically converted, upon the terms set forth in this section ("Mandatory Conversion Date").

     (e) Nothing contained in this Subscription Agreement shall be deemed to establish or require the payment of interest to the Purchaser at a rate in excess of the maximum rate permitted by governing law. In the event that the rate of interest required to be paid exceeds the maximum rate permitted by governing law, the rate of interest required to be paid thereunder shall be automatically reduced to the maximum rate permitted under the governing law and such excess shall be returned with reasonable promptness by the Purchaser to the Company.

     (f) It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the Certificate of Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the conversion date. Upon surrender of any Debentures that are to be converted in part, the Company shall issue to the Purchaser a new Debenture equal to the unconverted amount, if so requested in writing by Purchaser.

     (g) Within five (5) business days after receipt of the documentation referred to above in Section 4(b), the Company shall deliver a certificate, without stop transfer instructions, for the number of shares of Common Stock issuable upon the conversion. It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the Common Stock as provided herein, including the cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the conversion date. Upon surrender of any Debentures that are to be converted in part, the Company shall issue to the Purchaser a new Debenture equal to the unconverted amount, if so requested in writing by Purchaser.

     In the event the Company does not make delivery of the Common Stock, as instructed by Purchaser, within 5 business days after delivery of the original Debenture, then in such event the Company shall pay to Purchaser an amount, in cash in accordance with the following schedule, wherein "No. Business Days Late" is defined as the number of business days beyond the 5 business days delivery period.


                                        Late Payment for Each
                                        $10,000 of Debenture
No. Business Days Late                  Amount Being Converted
----------------------                  ----------------------
        1                                               $100
        2                                               $200
        3                                               $300
        4                                               $400
        5                                               $500
        6                                               $600
        7                                               $700
        8                                               $800
        9                                               $900
        10                                             $1,000
        >10                                           $1,000 + $200 for each
                                                        Business Day Beyond 10

     The Company acknowledges that its failure to deliver the Common Stock within 5 business days after the Conversion Date will cause the Purchaser to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to qualify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Agreement.

     To the extent that the failure of the Company to issue the Common Stock pursuant to this Section 4(g) is due to the unavailability of authorized but unissued shares of Common Stock, the provisions of this Section 4(g) shall not apply but instead the provisions of Section 4(h) shall apply.

     The Company shall make any payments incurred under this Section 4(g) in immediately available funds within five (5) business days from the Conversion Date if late. Nothing herein shall limit a Purchaser's right to pursue actual damages or cancel the conversion for the Company's failure to issue and deliver Common Stock to the Holder within 10 business days after the Conversion Date.

     (h) The Company shall at all times reserve and have available all Common Stock necessary to meet conversion of the Debentures by all Purchasers of the entire amount of Debentures then outstanding. If, at any time Purchaser submits a Notice of Conversion and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect, in full, a conversion of the Debentures (a "Conversion Default", the date of such default being referred to herein as the "Conversion Default Date"), the Company shall issue to the Purchaser all of the shares of Common Stock which are available, and the Notice of Conversion as to any Debentures requested to be converted but not converted (the "Unconverted Debentures"), upon Purchaser's sole option, may be deemed null and void. The Company shall provide notice of such Conversion Default ("Notice of Conversion Default") to all existing Purchasers of outstanding Debentures, by facsimile, within three (3) business day of such default (with the original delivered by overnight or two day courier), and the Purchaser shall give notice to the Company by facsimile within five business days of receipt of the original Notice of Conversion Default (with the original delivered by overnight or two day courier) of its election to either nullify or confirm the Notice of Conversion.

     The Company agrees to pay to all Purchasers of outstanding Debentures payments for a Conversion Default ("Conversion Default Payments") in the amount of (N/365) x (.24) x the initial issuance price of the outstanding and/or tendered but not converted Debentures held by each Purchaser where N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect conversion of all remaining Debentures. The Company shall send notice ("Authorization Notice") to each Purchaser of outstanding Debentures that additional shares of Common Stock have been authorized, the Authorization Date and the amount of Purchaser's accrued Conversion Default Payments. The accrued Conversion Default shall be paid in cash or shall be convertible into Common Stock at the Conversion Rate, at the Purchaser's option, payable as follows: (i) in the event Purchaser elects to take such payment in cash, cash payments shall be made to such Purchaser of outstanding Debentures by the fifth day of the following calendar month, or (ii) in the event Purchaser elects to take such payment in stock, the Purchaser may convert such payment amount into Common Stock at the conversion rate set forth in section 4(d) at anytime after the 5th day of the calendar month following the month in which the Authorization Notice was received, until the expiration of the mandatory 24 month conversion period.

     The company acknowledges that its failure to maintain a sufficient number of authorized but unissued shares of Common Stock to effect in full a conversion of the Debentures will cause the Purchaser to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Agreement.

     Nothing herein shall limit the Purchaser's right to pursue actual damages or cancel the conversion for the Company's failure to maintain a sufficient number of authorized shares of Common Stock.

     (i) The Company shall furnish to Purchaser such number of prospectuses and other documents incidental to the registration of the shares of Common Stock underlying the Debentures, including any amendment of or supplements thereto.

     (j) Redemption Terms. The Company shall have the right to redeem the unconverted portion of the Debentures in whole or in part, at any time as follows: Up to and including the 90th day following the Closing Date, the Company shall have the right to redeem any or all of the Debentures for 120% of the face amount of the Debentures and Warrants being redeemed, plus all accrued interest thereon.

     Redemption by the Company shall be effected by the Company notifying the Purchaser by facsimile at the number listed in this Agreement as to the Company's intention to exercise its right of redemption. The Company shall state in such notice the amount of Debentures it intends to redeem, the amount that it will pay to effectuate such redemption and the date by which the Purchaser must deliver the original Debentures to be redeemed to the Escrow Agent. The Company shall give the Purchaser at least 5 business day's advance notice of the above information. On or before the date by which the Purchaser is to deliver the original Debentures to the Escrow Agent, the Company shall wire to the Escrow Agent that amount necessary to effect the redemption. Once the Escrow Agent is in receipt of the original Debentures being redeemed and those funds necessary to effect the redemption the Escrow Agent shall wire those funds to the Purchaser and deliver the original Debentures via overnight courier to th Company. With respect to that portion of the Debentures being redeemed, provided sufficient funds are on deposit with the Escrow Agent on the redemption date as herein described, then in such event, after the date of redemption, interest shall cease to accrue on those Debentures being redeemed and the Purchaser shall have no further rights as to those Debentures being redeemed other than the right to receive payments on the redemption date.

     5. LIMITS ON AMOUNT OF CONVERSION AND OWNERSHIP.

     Other than the Mandatory Conversion provisions contained in this Agreement which are not limited by the following, in no other event shall the Purchaser be entitled to convert that amount of Debentures and Warrants in excess of that amount upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Purchaser and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debentures and Warrants), and (2) the number of shares of Common Stock issuable upon the conversion of the Debentures and Warrants with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Purchaser and its affiliates of more than 4.9% of the outstanding shares of Common Stock of the Company. For purposes of this provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13 (d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (1) of such provision.

     6. DELIVERY INSTRUCTIONS.

     Prior to or on the Closing Date the Company shall deliver to the Escrow Agent a copy of the board resolution authorizing the offering a copy of which is attached hereto as Exhibit E. Also, prior to or on the Closing Date the Company shall deliver to the Escrow Agent a signed Registration Rights Agreement in the form attached hereto as Exhibit B. The Debentures being purchased hereunder shall be delivered to Joseph B. LaRocco, Esq. as Escrow Agent, who will hold them in escrow until funds have been wired to the Company or its Counsel at which time the Escrow Agent shall then have the Debentures delivered to the Purchaser, per the Purchaser's instructions.

     7. UNDERSTANDINGS.

        The undersigned understands, acknowledges and agrees with the Company as follows:

     FOR ALL SUBSCRIBERS:

     (a) This Subscription may be rejected, in whole or in part, by the Company in its sole and absolute discretion at any time before the date set for closing unless the Company has given notice of acceptance of the undersigned's subscription by signing this Subscription Agreement.

     (b) No U.S. federal or state agency or any agency of any other jurisdiction has made any finding or determination as to the fairness of the terms of the Offering for investment nor any recommendation or endorsement of the Debentures and Warrants.

     (c) The representations, warranties and agreements of the undersigned and the Company contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all material respects on and as of the date of the sale of the Debentures and Warrants, and as of the date of the conversion and exercise thereof, as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Debentures and Warrants.

     (d) IN MAKING AN INVESTMENT DECISION, PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE DEBENTURES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF ANY MEMORANDUM OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     (e) The Regulation D Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Questionnaire.

     (f) It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

     (g) THE DEBENTURES AND WARRANTS MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

     (h) NASAA UNIFORM LEGEND

     IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933 AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

     9. Litigation.

     (a) Forum Selection and Consent to Jurisdiction. Any litigation based thereon, or arising out of, under, or in connection with, this agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Holder shall be brought and maintained exclusively in the courts of the state of Delaware. The Company hereby expressly and irrevocably submits to the jurisdiction of the state and federal Courts of the state of Delaware for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Company further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of Delaware. The Company hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigatio brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property. The Company hereby irrevocably waives such immunity in respect of its obligations under this agreement and the other loan documents.

     (b) Waiver of Jury Trial. The Holder and the Company hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Holder or the Company. The Company acknowledges and agrees that it has received full and sufficient consideration for this provision an that this provision is a material inducement for the Holder entering into this agreement.

     (c) Submission To Jurisdiction. Any legal action or proceeding in connection with this Agreement or the performance hereof may be brought in the state and federal courts located in Delaware, and the parties hereby irrevocably submit to the non-exclusive jurisdiction of such courts for the purpose of any such action or proceeding.

     10. MISCELLANEOUS.

     (a) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

     (b) Neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled, except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

     (c) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, at 53-09 97th Place, Corona, NY 11368 (ii) if to the undersigned, at the address for correspondence set forth in the Questionnaire, or at such other address as may have been specified by written notice given in accordance with this paragraph 10(c).

     (d) This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by Delaware courts to agreements entered into, and to be performed in, Delaware by and between residents of Delaware, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statue or rule of law, then such provisions shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

     (e) This Subscription Agreement, together with Exhibits A, B, C, D and E attached hereto and made a part hereof, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. An executed facsimile copy of the Subscription Agreement shall be effective as an original.

     11. NOTICE.

     All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given, delivered and received (a) when delivered, if delivered personally, (b) four days after mailing, when sent by registered or certified mail, return receipt requested and postage prepaid, (c) the next business day after delivery to a private courier service, and (d) on the date of delivery by telecopy, receipt confirmed, provided that a confirmation copy is sent on the next business day by registered or certified mail, return receipt requested and postage prepaid, in each case addressed as follows:

         If to Company, to:

                U.S. Bridge Corp.
                53-09 97th Place
                Corona, NY 11368
                Attention:
                Phone:  718-699-0100
                Fax:       718-

        If to Purchaser, to:
            ================================
         --------------------------------

Phone: ___________________________
Fax:     ___________________________

or to such other address as the recipient party may indicate by a notice delivered to the sending party (such change of address notice to be deemed given, delivered and received only upon actual receipt thereof by the recipient of such notice).

     12. SIGNATURE.

     The signature of this Subscription Agreement is contained as part of the applicable Subscription Package, entitled "Signature Page."

                [BALANCE OF PAGE INTENTIONALLY LEFT BLANK)

U.S. BRIDGE CORP.
CORPORATION QUESTIONNAIRE

Investor Name: _______________

     The information contained in this Questionnaire is being furnished in order to determine whether the undersigned CORPORATION'S Subscription to purchase the Debentures described in the Subscription Agreement may be accepted.

     ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned CORPORATION understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Debentures is exempt from registration under the Securities Act of 1933, as amended. Further, the undersigned CORPORATION understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.

     IN ADDITION TO SIGNING THE SIGNATURE PAGE, THE UNDERSIGNED CORPORATION MUST COMPLETE FORM W-9 ATTACHED HERETO.

     I.  PLEASE  CHECK  EACH  OF  THE  STATEMENTS  BELOW  THAT  APPLIES  TO  THE
CORPORATION.


     1. The undersigned CORPORATION: (a) has total assets in excess of $5,000,000; (b) was not formed for the specific purpose of acquiring the Debentures and (c) has its principal place of business in ___________.

     2. Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder meets at least one of the following three conditions:

     (a) the shareholder is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

     (b) the shareholder is a natural person who had an individual income* in excess of $200,000 in each of 1996 and 1997 and who reasonably expects an individual income in excess of $200,000 in 1998; or

     (c) Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of 1996 and 1997 and who reasonably expects a joint income in excess of $300,000 during 1998; and the undersigned CORPORATION has its principal place of business in
___________________.

     * For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arrivin at adjusted gross income.

     3. The undersigned CORPORATION is:

     (a) a bank as defined in Section 3(a)(2) of the Securities Act; or

     (b) a savings  and loan  association  or other  institution  as  defined in
Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; or

     (c) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

     (d) an insurance company as defined in Section 2(13) of the Securities Act; or

     (e) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

     (f) a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; or

     (g) a private  business  development  company as defined in Section  202(a)
(22) of the Investment Advisors Act of 1940.

     II. OTHER CERTIFICATIONS.

     By signing the Signature Page, the undersigned certifies the following:

     (a) That the CORPORATION'S purchase of the Debentures will be solely for the CORPORATION'S own account and not for the account of any other person or entity; and

     (b) that the CORPORATION'S name, address of principal place of business, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

     III. GENERAL INFORMATION

     (a) PROSPECTIVE PURCHASER (THE CORPORATION)

Name:
Principal Place of Business:  ________________________________________
----------------------------------------------------------------

Address for Correspondence (if different):      ___________________________
                                                       (Number and Street)
----------------------------------------------------------------
        (City)                          (State)                 (Zip Code)

Telephone Number:________________________________________________
                                (Area Code)             (Number)

Jurisdiction of Incorporation:__________________________________

Date of Formation:_________________________________________________

Taxpayer Identification Number:______________________________________

Number of Shareholders:____________________________________________

     (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION.

Name:___________________________________________________________

Position or Title:__________________________________________________

                                U.S. BRIDGE CORP.
                           CORPORATION SIGNATURE PAGE

     Your signature on this Corporation Signature Page evidences the agreement by the Purchaser to be bound by the Questionnaire and the Subscription Agreement.

     1. The undersigned hereby represents that (a) the information contained in the Questionnaire is complete and accurate and (b) the Purchaser will notify U.S. BRIDGE CORP. immediately if any material change in any of the information occurs prior to the acceptance of the undersigned Purchaser's subscription and will promptly send U.S. BRIDGE CORP. written confirmation of such change.

     2. The undersigned officer of the Purchaser hereby certifies that he has read and understands this Subscription Agreement.

     3. The undersigned officer of the Purchaser hereby represents and warrants that he has been duly authorized by all requisite action on the part of the Corporation to acquire the Debentures and sign this Subscription Agreement on behalf of _______________ and, further, that ____________________ has all requisite authority to purchase the Debentures and enter into this Subscription Agreement.

--------------------------              --------------------------
Amount of Debentures subscribed for     Date

_____________________
(Purchaser)

                                                By: _______________________
                                                                (Signature)

                                                Name: ____________________
                                                      (Please Type or Print)

                                                Title:  _____________________
                                                        (Please Type or Print)

     THE DEBENTURES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT.

                             COMPANY ACCEPTANCE PAGE

This Subscription Agreement accepted
and agreed to this ____ day of _______, 1998

U.S. BRIDGE CORP.



BY____________________________________
                , its CEO duly authorized

                                    EXHIBIT D

                              NOTICE OF CONVERSION

           (To be Executed by the Registered owner in order to Convert the Debentures)


     The undersigned hereby irrevocably elects, as of ______________, 199_ to convert $__________ of Convertible Debentures into Common Stock of U.S. BRIDGE CORP. (the "Company") according to the conditions set forth in the Subscription Agreement dated ________, 1998.


Date of Conversion_________________________________________

Applicable Conversion Price_________________________________

Number of Shares Issuable upon this conversion______________

Signature___________________________________________________
                        [Name]

Address_____________________________________________________

------------------------------------------------------------

Phone______________________   Fax___________________________

                                    EXHIBIT E

                         SCHEDULE OF PENDING LITIGATION

     There are no pending litigation matters other than as stated in the Company's most recent quarterly report.